                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                                 August 21, 2000
                Date of Report (Date of earliest event reported)

                                   ----------

                       PAN PACIFIC RETAIL PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)


           MARYLAND                  001-13243                33-0752457
(State or other Jurisdiction        (Commission              (IRS Employer
      of Incorporation)             File Number)         Identification Number)

  1631-B SOUTH MELROSE DR., VISTA, CA                            92083
(Address of principal executive offices)                      (Zip Code)


                                 (760) 727-1002
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         On August 21, 2000, Pan Pacific Retail Properties, Inc., a Maryland corporation ("Pan Pacific"), and Western Properties Trust, a California real estate investment trust ("Western"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement, and subject to the conditions set forth therein (including approval of the transaction by the stockholders of Pan Pacific and the shareholders of Western), Western will be merged with and into Pan Pacific (the "Merger") and Pan Pacific will continue as the surviving corporation. In connection with the Merger, holders of outstanding shares of beneficial interest in Western will receive, in exchange for each share of beneficial interest in Western held by them, .62 (the "Exchange Ratio") shares of Pan Pacific common stock. In addition, Pan Pacific will assume all options outstanding under Western's existing stock option plans. The Merger is intended to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended.

         Concurrently with the execution of the Merger Agreement, Revenue Properties (U.S.), Inc. ("RPUS"), Pan Pacific Development (Nevada) Inc. ("PPD") and Western entered into a Voting Agreement (the "Voting Agreement") pursuant to which RPUS and PPD agreed to vote in favor of the Merger. RPUS and PPD collectively own approximately 51% of the outstanding shares of Pan Pacific common stock.

         The Merger Agreement and the Voting Agreement are attached as Exhibits
2.1 and 10.1 hereto, respectively. On August 22, 2000, Pan Pacific and Western issued a joint press release regarding the Merger Agreement which is attached as
Exhibit 99.1 hereto.

ITEM 7(c). EXHIBITS.

         See Exhibit Index.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Pan Pacific Retail Properties, Inc.


Date: August 23, 2000                       By: /s/ JOSEPH B. TYSON
                                            -----------------------------------
                                            Name:  Joseph B. Tyson
                                            Title: Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number                         Exhibit Description
-------             -----------------------------------------

   2.1 Agreement and Plan of Merger dated as of August 21, 2000 by and between Pan Pacific Retail Properties, Inc. and Western Properties Trust

  10.1 Voting Agreement dated as of August 21, 2000 by and among Revenue Properties (U.S.), Inc., Pan Pacific Development (Nevada) Inc. and Western Properties Trust

  99.1              Joint press release dated August 22, 2000